Rule 497(e)

Registration No. 033-69804

1940 Act File No. 811-08062

NICHOLAS EQUITY INCOME FUND, INC.

Supplement Dated August 26, 2003

To The Prospectus,

Dated July 31, 2003

This Supplement updates certain information contained in the above-referenced Prospectus of Nicholas Equity Income Fund, Inc. (the "Fund"). The third paragraph in the Fund's Prospectus, dated July 31, 2003, under the heading "MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE" is replaced with the following:

Commencing on February 12, 1996, the Adviser began to absorb expenses in excess of 0.90% of total net assets, until further notice. As a result, the Fund's total return, yield and distribution rate during the fiscal year ended March 31, 2003 was higher than if the Fund paid for all expenses and fees. If the Fund had paid for all expenses and fees, the Fund's total return, yield and distribution rate would have been (27.68)%, 1.56% and 1.87%, respectively.